UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14837	75-2756163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On February 8, 2010, Quicksilver Resources Inc. issued a press release announcing that it has agreed with BreitBurn Energy Partners L.P. and Provident Energy Trust to settle all existing litigation among the parties, subject to execution of final settlement documentation and payment of damages.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Cirone
John C. Cirone
Senior Vice President, General Counsel and Secretary

Date: February 10, 2010

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated February 8, 2010.